Exhibit 99.1

NextCure Provides Business Update and

Reports Second Quarter 2026 Financial Results

–	Announced Proposed Merger with Avere Therapeutics
–	Preserving Capital in Support of Merger Closing; Continuing Clinical Transition and Legacy Asset Activities

BELTSVILLE, MD – August 6, 2026 (GLOBE NEWSWIRE) – NextCure, Inc. (Nasdaq: NXTC), a clinical-stage biopharmaceutical company committed to discovering and developing novel therapies to treat cancer, today provided a business update and reported second quarter 2026 financial results.

"Following quarter end, we announced our proposed merger with Avere Therapeutics, together with Avere’s concurrent private financing expected to generate approximately $320 million in gross proceeds, and we are working toward a closing in the second half of 2026. In parallel, we are preserving capital in support of that closing. Our team continues to support the ongoing clinical programs and obligations to our partners, and opportunities to preserve value for our shareholders,” said Michael Richman, President and CEO of NextCure.

Recent Business Highlights

●	Announced a definitive merger agreement with Avere Therapeutics in an all-stock transaction. Upon closing, the combined company is expected to operate as Avere Therapeutics and trade on Nasdaq under the ticker symbol “AVRX”. Existing NextCure stockholders are expected to receive contingent value rights (“CVRs”) tied to certain legacy NextCure assets. Concurrently, Avere Therapeutics entered into a securities purchase agreement providing for a private financing expected to generate approximately $320 million in gross proceeds immediately prior to closing of the merger, subject to customary closing conditions.
●	Entered into a Transition and Continuation Agreement with LigaChem Biosciences (“LigaChem”) under which LigaChem has elected to continue the development of LNCB74 as the “Sole Developing Party” pursuant to the terms under the parties’ November 2022 Research Collaboration and Co-Development Agreement. NextCure, according to these agreements, remains eligible to receive future milestone and royalty payments for the development and commercialization of LNCB74.
●	Advanced restructuring initiatives to reduce operating expenses, including facility footprint reductions and the sale of certain manufacturing, laboratory and facility-related assets in preparation for completion of the merger.

●	Initiated efforts to preserve value of SIM0505 and our current clinical and pre-clinical assets for our shareholders.

Financial Results for the Quarter Ended June 30, 2026

●	Cash, cash equivalents, and marketable securities as of June 30, 2026 were $20.1 million as compared to $41.8 million as of December 31, 2025. The decrease of $21.7 million was primarily due to cash used to fund operations of $23.1 million, partially offset by proceeds of $1.2 million from equity sales under our existing ATM program. In connection with the proposed merger with Avere Therapeutics and related restructuring activities, NextCure is focused on preserving capital, completing the proposed transaction and pursuing efforts to preserve value of our current clinical and pre-clinical assets.
●	Research and development expenses were $7.4 million for the three months ended June 30, 2026, as compared to $24.1 million for the three months ended June 30, 2025. The decrease of $16.7 million was due to $17.0 million of license fees incurred in the prior year that did not occur in the current year.
●	General and administrative expenses were $2.6 million for the three months ended June 30, 2026, as compared to $3.2 million for the three months ended June 30, 2025. The decrease of $0.6 million was primarily related to lower personnel related costs.
●	Asset impairment costs associated with our recently announced restructuring initiatives to reduce our footprint and sell certain facility and laboratory assets totaled $5.1 million in the second quarter.
●	Net loss was $14.9 million for the three months ended June 30, 2026, as compared to a net loss of $26.8 million for the three months ended June 30, 2025. The lower net loss for the three months ended June 30, 2026 as compared to the three months ended June 30, 2025 was driven by the lower research and development and general and administrative expenses mentioned above, partially offset by impairment costs of $5.1 million and lower other income, net, of $0.3 million.

About the Merger

On July 14, 2026 NextCure announced a definitive merger agreement with Avere Therapeutics, a privately held biotechnology company developing oral therapies for IL-23-driven inflammatory diseases, in an all-stock transaction. Concurrently with the merger agreement, Avere entered into a securities purchase agreement providing for a private financing expected to generate approximately $320 million in gross proceeds immediately prior to closing, subject to customary closing conditions. Upon closing, the combined company is expected to operate as Avere Therapeutics and trade on Nasdaq under the ticker symbol "AVRX." Following completion of the merger, the combined company will be led by Avere's management team and governed by a board of directors constituted in accordance with the merger agreement. Existing NextCure stockholders are expected to retain an ownership interest in the combined company and receive CVRs tied to the potential future value of specified legacy NextCure assets. The transaction is expected to close in the second half of 2026, subject to stockholder approval and other customary closing conditions.

About SIM0505

SIM0505 is an investigational antibody-drug conjugate (ADC) targeting CDH6 and incorporating a proprietary topoisomerase I inhibitor payload. On July 14, 2026, the Company announced it had informed all U.S. clinical trial sites to stop screening, consenting, and enrolling new patients and that it no longer intends to expand the clinical site footprint. The Company is seeking opportunities to preserve the value of SIM0505 for our shareholders.

About LNCB74

LNCB74 is a novel ADC directed to B7-H4, featuring a proprietary tumor-selective cleavable linker and MMAE payload. Following execution of a Transition and Continuation Agreement with LigaChem, LigaChem has elected to continue the program as Sole Developing Party. NextCure is providing transition support to facilitate the transfer of program-related activities and ongoing clinical trial operations. Pursuant to the November 2022 LigaChem Agreement, NextCure remains eligible to receive future development, regulatory and commercial milestone payments and royalties.

About NextCure, Inc.

NextCure is a biopharmaceutical company headquartered in Beltsville, Maryland. NextCure's retained clinical, regulatory, CMC, and finance personnel support the ongoing clinical development of LNCB74 under the Company's Transition and Continuation Agreement with LigaChem Biosciences, manage the transition of patients enrolled in the SIM0505 study, and conduct the Company's efforts to partner, license or otherwise monetize its legacy clinical and preclinical assets. NextCure has entered into a definitive merger agreement with Avere Therapeutics and, upon closing, the combined company is expected to operate as Avere Therapeutics and to be listed on Nasdaq under the ticker symbol “AVRX.”

Forward-Looking Statements

Some of the statements contained in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning NextCure, Avere Therapeutics, the proposed merger and other matters, including with respect to the structure, timing and completion of the proposed merger; the combined company’s listing on Nasdaq after closing of the proposed merger; expectations regarding the ownership structure of the combined company; expectations regarding the contingent value rights; the future operations of the combined company; the nature, strategy and focus of the combined company; as well as funding for our operations, our expected cash runway, objectives and expectations for our business, operations and financial performance and condition, and expectations regarding the progress and results of clinical trials, development plans and upcoming milestones regarding our therapies. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim”, “anticipate”, “assume”, “believe”, “continue”,

“could”, “should”, “due”, “estimate”, “expect”, “intend”, “hope”, “may”, “objective”, “plan”, “predict”, “potential”, “positioned”, “seek”, “target”, “towards”, “forward”, “later”, “will”, “would”, and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or similar language.

Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others: risks associated with the possible failure to satisfy the conditions to the closing or consummation of the merger, including NextCure’s failure to obtain stockholder approval for the merger; risks associated with the uncertainty as to the timing of the consummation of the merger and the ability of each of NextCure and Avere Therapeutics to consummate the transactions contemplated by the merger; risks associated with NextCure’s continued listing on Nasdaq until closing of the merger; the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the merger; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger prior to the closing or consummation of the merger; risks associated with the possible failure to realize certain anticipated benefits of the merger, including with respect to future financial and operating results; the effect of the completion of the merger on the combined company’s business relationships, operating results and business generally; risks associated with the combined company’s ability to manage expenses and unanticipated spending and costs that could reduce the combined company’s cash resources; risks related to the combined company’s ability to correctly estimate its operating expenses and other events; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates or its preclinical programs; the outcome of any legal proceedings that may be instituted against the combined company or any of its directors or officers related to the merger or the transactions contemplated thereby; the ability of the combined company to obtain, maintain and protect its intellectual property rights, in particular those related to its product candidates; the combined company’s ability to advance the development of its product candidates or preclinical activities under the timelines it anticipates in planned and future clinical trials; the combined company’s ability to replicate in later clinical trials positive results found in preclinical studies and clinical trials of its product candidates; the combined company’s ability to realize the anticipated benefits of its research and development programs, strategic partnerships, licensing programs or other collaborations; regulatory requirements or developments and the combined company’s ability to obtain necessary approvals from the U.S. Food and Drug Administration or other regulatory authorities; changes to clinical trial designs and regulatory pathways; competitive responses to the merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to business relationships resulting from the completion of the merger; legislative, regulatory, political and economic developments; risks regarding the timing, progress and results of preclinical studies and clinical trials for SIM0505, LNCB74 and any of our other legacy assets; our expenses, future revenues, capital requirements, needs for or ability to obtain additional financing and the period over which our current cash, cash equivalents and marketable securities to be sufficient to fund our operations; market and other conditions; the timing or likelihood of regulatory filings for SIM0505, LNCB74 and any of other legacy assets and our ability to obtain and maintain regulatory approvals for such product candidates for any indication; the potential benefits of and our ability to maintain our relationship with LigaChem Biosciences, Inc., Simcere Zaiming Pharmaceutical Co, Ltd., and other third-party vendors and collaborators; our ability to retain key personnel; our intended reliance on and the performance of third parties, including collaborators, contract research organizations and third-party manufacturers; changes in international relations, tariffs, and other trade regulations between the U.S. and China; developments and projections relating to our competitors and our industry, including competing therapies; and the impact of current and future laws and regulations.

More detailed information on these and additional factors that could affect NextCure’s actual results are described under the heading “Risk Factors” in NextCure’s most recent Annual Report on Form 10-K and in NextCure’s other filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this press release, and NextCure assumes no obligation to update any forward-looking statements, even if expectations change.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Important Additional Information About the Merger Will Be Filed with the SEC

In connection with the proposed merger, NextCure intends to file with the SEC a registration statement on Form S-4 that will contain a proxy statement of NextCure and a prospectus of NextCure, and each of NextCure and Avere Therapeutics may file other documents with the SEC regarding the proposed merger. After the registration statement is declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to NextCure stockholders. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other document that NextCure may file with the SEC in connection with the proposed merger.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE

THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTCURE, AVERE THERAPEUTICS, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus and other documents filed with the SEC by NextCure through the website maintained by the SEC at www.sec.gov or from NextCure's website at www.nextcure.com under the “Investors” section.

Participants in the Solicitation

NextCure, Avere Therapeutics and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from NextCure's stockholders in respect of the proposed merger. Information regarding the directors and executive officers of NextCure is contained in NextCure's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC, and in subsequent filings made by NextCure with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents may be obtained free of charge from the sources indicated above.

NextCure, Inc.
Selected Financial Information

Selected Statement of Operations Items:	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share amounts)	2026	2025	2026	2025
Operating expenses:
Research and development	$7,425	$24,091	$14,259	$31,987
General and administrative	2,592	3,201	5,863	6,927
Asset impairment	5,077	-	5,077	-
Loss from operations	(15,094)	(27,292)	(25,199)	(38,914)
Other income, net	202	484	511	1,130
Net loss	$(14,892)	$(26,808)	$(24,688)	$(37,784)
Net loss per common share - basic and diluted	$(2.80)	$(11.29)	$(4.68)	$(16.05)
Weighted-average shares outstanding - basic and diluted	5,309,724	2,374,729	5,274,630	2,354,425

Selected Balance Sheet Items:
			June 30,	December 31,
(in thousands)			2026	2025
Cash, cash equivalents, and marketable securities			$20,088	$41,818
Total assets			$22,620	$50,183
Accounts payable and accrued liabilities			$6,413	$10,566
Total stockholders' equity			$12,149	$34,943

Investor Inquiries

Timothy Mayer, Ph.D.

NextCure, Inc.

Chief Operating Officer

(240) 762-6486

IR@nextcure.com

Mike Moyer

Managing Director,

LifeSci Advisors, LLC

Phone: (617) 308-4306

mmoyer@lifesciadvisors.com